                                                                    EXHIBIT 10.9

October 1, 1994


Mr. Paul E. Szurek
Secretary
Property Trust of America
7777 Market Center Avenue
El Paso, Texas 79912

Re:  AMENDMENT TO MANAGEMENT AGREEMENT

Dear Paul:

This letter shall serve as an Amendment to the original property management agreement dated September 1, 1991 between Property Trust of America ("PTR") and SCG Realty Services Incorporated (formerly known as WilsonSchanzer, Inc.) ("SCG Realty Services"), each subsequent Annexation letter, and the Amendment to the Management Agreement dated November 1, 1993.

It is understood and agreed that effective October 1, 1994, PTR agrees to pay SCG Realty Services the following property management fees with respect to each property owned by PTR and managed by SCG Realty Services:

     1. MANAGEMENT FEE: A fee of 4% of the monthly gross collections except for properties of 350 units or larger where the fee will be set at 3.75%.

     2. MODERNIZATION, REHAB OR CONSTRUCTION - WHETHER PLANNED OR DUE TO NATURAL DISASTER: Fees to be negotiated on a project-by-project basis.

     3. DIRECT COSTS AND OTHER CHARGES: Reimbursement to SCG Realty Services of the actual costs approved.

     4. COURTROOM TESTIMONY AND PLANS: A range of $30 to $150 per hour for preparation, depositions, and court time.

THE FOLLOWING COSTS AND CHARGES IN THE ORIGINAL AGREEMENT ARE HEREBY ELIMINATED:
ALL CORPORATE CHARGES AND TRAINING COSTS PLUS THE DIRECT COSTS OF OVERNIGHT MAIL, COURIER SERVICES, LONG DISTANCE AND FACSIMILE COSTS TO THE EXTENT ORIGINATING OFFSITE OR AT THE CORPORATE LEVEL.

Yours truly,                        AGREED TO:

SCG Realty Services Incorporated

/s/ Patrick R. Whelan               /s/ Paul E. Szurek
                                    _______________________________
                                    Paul E. Szurek, Secretary

Patrick R. Whelan                   Property Trust of America
President                                 10-1-94
                                    Date:_______________________